THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account Y
American Legacy VULDB-II, American Legacy VULCV-III, American Legacy SVUL-III, American Legacy AssetEdgeSM, American Legacy SVUL-IV, American Legacy VULDB-IV, American Legacy VULCV-IV, American Legacy PreservationEdgeSM SVUL

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account Y
American Legacy VULCV-III, American Legacy SVUL-IV, American Legacy VULDB-IV, American Legacy VULCV-IV

Supplement dated June 18, 2013 to the Prospectus dated May 1, 2013

This Supplement outlines a fund name change for a fund that is offered as an investment option under your policy. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

We have been informed that, effective August 12, 2013, the name of the following fund will be changed, according to the table below. The fees and investment objective of the fund will not change.

CURRENT FUND NAME	NEW FUND NAME

American Funds Protected Asset Allocation Fund	American Funds Managed Risk Asset Allocation Fund
LVIP Protected American Balanced Allocation Fund	LVIP Managed Risk American Balanced Allocation Fund
LVIP Protected American Growth Allocation Fund	LVIP Managed Risk American Growth Allocation Fund

Please retain this Supplement for future reference.